EXHIBIT 10.6

                               AMENDING AGREEMENT

     THIS AGREEMENT made as of the 31st day of January, 2000,

BETWEEN:

     LEVEL JUMP FINANCIAL GROUP, INC.,
     a corporation amalgamated under the laws of the State of Florida ("Level Jump-Florida"),

     - and -

     thestockpage.com inc.,
     a corporation incorporated under the laws of the Province of Ontario (the "Corporation"),

     -and-

     DAVID ROFF, of the City of Toronto, in the Province of Ontario ("Roff").

     WHEREAS the Articles of Merger and the Plan of Merger between Level-Jump-Florida and Level Jump Financial Group, Inc., a corporation incorporated under the laws of the State of Colorado ("Level Jump- Colorado") resulted in Level Jump-Florida being the surviving corporation;

     AND WHEREAS Level Jump-Colorado, the Corporation and Roff are parties to a Voting and Exchange Agreement (the "Agreement") dated June 1, 1999;

     AND WHEREAS section 6.1 of the Agreement requires any successor to Level Jump-Colorado to assume the rights and obligations of Level Jump-Colorado pursuant to the Agreement;

     NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants hereinafter contained, the partes hereto covenant and agree as follows:

     1. The Agreement be and it is hereby amended to provide that all references to Parent shall refer to Level Jump-Florida.

     2. The rights and obligations of Level Jump-Colorado under the Agreement are now the rights and obligations of Level Jump-Florida.

     3. The Agreement be and it is hereby amended to provide that the number of Exchangeable Shares referenced in the Agreement is 2,365,000.

     4. Each party shall do such acts and shall execute such further documents in order to give full effect to the provisions of this agreement.

     5. This agreement shall be construed and enforced in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

     6. The Agreement, as amended by this agreement, is hereby ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the date first above written.

                                      LEVEL JUMP FINANCIAL GROUP, INC.



                                      By  ________________________________
                                          Name:
                                          Title:


                                      thestockpage.com inc.



                                      By  ________________________________
                                          Name:
                                          Title:


SIGNED, SEALED AND DELIVERED             )
in the presence of:                      )
                                         )
                                         )
                                         )
--------------------------               )    -----------------------------
Witness                                  )    David Roff
                                         )